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                                                                  EXHIBIT 99.254



PSC ENERGY DEAL REVIEW DOCUMENT - 5 August 97 version

POWER EXCHANGE, ISO & POWER TRADING MARKETS

PURPOSE

The purpose of this review is to examine those opportunities arising from the formation of the California PX (power exchange) and ISO (Independent Services Operator) to determine what value these may offer to PSC in the development of its strategic services offerings; creation of revenue, margin and backlog; and building references and credentials for future client relationships.

The California power market restructuring requires the creation of two new entities. These entities are: the "power exchange" or power trading pool which runs the forward markets for power sales and purchases; and the "Independent System Operator" which runs the transmission grid and real-time despatching of power throughout this network.

The California model is the first major retail trading market in the US and the most complex and decentralized of similar entities in operation around the world.

The uniqueness of this model and the its early deployment relative to the US markets, affords an opportunity to leverage these experiences along a number of avenues. Additionally, the continuing evolution of the California affords PSC an opportunity to extend its involvement and role in both the PX and ISO.

CLIENT SUMMARY/DEAL DESCRIPTION

There are four (4) separate initiatives or alliances being presented for discussion under this review. The purpose in "bundling" these opportunities is in respect of the overlap observed between: PSC's on-going relationship and contract work with the Calif ISO; and, the need to tap into and leverage elements of the skilled resources current engaged in PSC's ISO work in order to make these initiatives happen.

The four (4) under consideration are:

1. CALIFORNIA PX involving: thought leadership in development of business rules & market protocols; business applications systems solutions development & implementation; service bureau for monitoring & analysis of market performance and participant gaming; service bureau for business systems applications support (education, training, queries on systems output, etc.), and help desk infrastructure support; and, finally operational services support (running of systems, production, technology infrastructure, etc.)

The immediate "deal" opportunity for the PX is to suggest that we step in and:

     a. provide the "thought" leadership in resolving "loop holes" in the PX protocols (NOTE" this paid involvement also provides unique insight for parlaying our "Gaming" initiative from our experience)


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        b.      begin the parallel design and development of the iterative bidding solution and possibly the hour ahead market solution

        c. offer a number of service bureau and support services to begin engaging in late 97 (see above) capitalizing on the concerns of PX execs regarding limited ability of OM-Handel to support service issues and respond to needs for education and training of market participants.

        d. prepare a proposal for service bureau for monitoring & analysis of market performance and participant gaming.

2. CALIFORNIA ISO involving: service bureau for monitoring & analysis concerning network performance and transmission related markets; follow-on Phase 2 program management of business applications systems solutions development & implementation; service bureau for business systems applications support; operational services support (running of systems, production, technology infrastructure, etc.); and- possibly additional roles in ISO operations (e.g. billing and settlements, admin, financial)

The immediate "deal" opportunity for the ISO is to suggest that we step in and consolidate our position by offering:

        a. offer a number of service bureau and support services to begin engaging in late 97 (see above), capitalizing on our knowledge of the business solution and data/information flows

        b. prepare a proposal for service bureau for monitoring & analysis of market performance and participant gaming

3. GAMING involving a joint effort between PSC and Policy Assessment Corporation (George Backus) to build and operate service bureaus for major energy traders or utilities to facilitate analysis of their's and their competitors power market strategies in the short term or real time, using decision analytics and modeling tools.

The immediate or near-term targets for these services are: PG&E, Enron, Pacificorp, and Energy Pacific. If agreed to proceed, we will to construct a Letter of Agreement/Contract with PAC (george backus) and then call on these companies to offer to build a system to provide the market intelligence required. PAC will provide a generic model, already tested in other trading markets, for gaming. PSC will customize this tool to build a mathematical model simulating the California PX and ISO business rules. A possible adjunctive bureau offering to be created from this work may be a "forecasting" subscription service.

4. ABB ALLIANCE involving a teaming effort of required skill sets, both technological and industry expertise to address creation & implementation of solutions across the world-wide market for "power pools"

The immediate steps are to arrange a session with ABB to discuss market opportunities such as INDEGO, MidWest ISO, Ontario, NYPP, PJM, etc., and determine roles, responsibilities, plus required investments to market.



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FIT WITH PSC ENERGY STRATEGY

These initiatives are seen as matching development of PSC's strategic service offerings as follows:


                                     Strategic Service Offering
             -------------------------------------------------------------------
             Customer Care   Settlements  Trading/Mktg   Supply Mngt   Infra Spt
             -------------   -----------  ------------   -----------   ---------
PX                 X                            X                          X

ISO                X                            X                          X

Gaming                                          X

ABB                X         license            X                          X




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GENERAL COMPETITIVE POSITION

1. PX: There is widespread concern amongst PX, market participants and the vendor (OM/Handel) that Calif will at best get a bare bones system by 1/1/98. Of particular concern is that PX will not initially have the ability for (1) iterative bidding of generation into the PX (2) hour ahead electricity market. This inability will produce an inefficient market, thereby driving up hourly prices. A 1% inefficiency in power prices could cost Calif's end customers, and IOUs like Edison and PG&E, over $100M/yr. Inefficiencies are likely to be much higher than 1%. Similar logic has been put forth by PX's economic adviser (London Economics -- Sam Lovick & Seaborn Anderson)

What OM/Handel is providing "is a crude spread-sheet ... we are sceptical about them delivering anything ... we are looking for alternatives ... we keep getting told by John Flori (lead advisor to Trustee Freeman) there are no alternatives ... why doesn't Perot make a bid to take over the project and throw OM/Handel out ... we will support you ... PSC can still ask for the $28-29M they had originally bid ... PSC has about a 10 day window of opportunity and then the door will be shut for good"

2. ISO: ISSC/IBM have been contracted to provide "Help Desk" support.

3. GAMING: NERA were contracted by Edison to fulfill the role PSC were unable to staff; and it is assumed that London Economics would have an interest in this role. London Economics are currently engaged by the PX as their business consultant. Numerous other consultanty firms are expected to be interested, such as Putnam, Hayes and Bartlett in the Northeast (e.g. Bill Hogan)

4. ABB ALLIANCE: Seimens, EDS, IBM, Andersens, GE Harris, Esca, Price Waterhouse, E&Y



--------------------------------------------------------------------------------
  PSC/CLIENT CONTACTS        POSITION ON ORGANISATION         DATE/NEXT CONTACT
--------------------------------------------------------------------------------
 Vikram Budjhara             PX Governing Board-Interim
                             Chair; Chair TAC-ISO Chairman

 Jim Kritikson               PX Director of Scheduling

 Edison                      PX and ISO team
--------------------------------------------------------------------------------

Raymond Johnson, Dir-Ops, formerly at PG&E (Ali, Dariush & Paul know him)

(an outline of the players and overall relationships between governing bodies and participants will be "scanned in" later)

5  RISK PROFILE

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First and foremost to be analyzed in our risk is the prospect of whether elements of our existing ISO team resources can participate in development/reviewing the proposals for the stated initiatives.

The PX CEO must produce for the Governing Board a proposal to be presented 13th August addressing those concerns cited above - PSC MUST DEVELOP A CONCEPTUAL PROPOSAL AND DELIVER IT TO DENNIS THIS WEEK BEFORE HIS RECOMMENDATIONS ARE FINALIZED AND PRESENTED TO BOARD.

6  SHORT TERM PLAN/RESOURCES

Approx 2 days a week of Paul Gribik's time to engage in thought leadership in development of business rules & market protocols for the PX.

Investment of appropriate resources to assess ISO infrastructure operations

Assignment of talent to model forecasted service transaction volumes and corresponding revenues

APPROXIMATE FINANCIAL OUTCOMES:

to be determined


ITEM                   YEAR 1 ENDING XX           YEAR 2          YEAR 3
----                   ----------------           ------          ------
REVENUE TO PSC
CAPITALISED COSTS
OPERATING COSTS
BACKLOG YEAR END
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KEY NEAR TERM EVENTS:

     DATE                             EVENT
     ----                             -----
PX only

June 1st               Meeting with Edison's PX Advisor-Dimitra
June 19th              Ron Cotton, Edison's head of ISO Planning & strategy
Jul 30th               review session with Romillo Barrera-Edison's PX rep
Jul 31st               dinner with Jim Kritikson, PX's Director of
Scheduling
Aug 5th                luncheon and brainstorming session with John Ballance
Aug 7th                draft proposal concept for PX
Aug 7th??              Meeting with Dennis Loughridge, CEO PX
August 11th            session with Vikram Budhraja, PX Governing Board-
                       Chair and ISO TAC Chair

ISO
Aug 5th                luncheon and brainstorming session with John Ballance
August 11th            session with Vikram Budhraja, PX Governing Board-
                       Chair and ISO TAC Chair
Aug 11th               announcement of ISO COO
Aug 22nd               develop conceptual proposal for ISO

GAMING
Aug 12th               draft Letter of Agreement for PAC review

ABB
as soon as possible    meet to discuss relationship